STARBOARD INVESTMENT TRUST

Sirius S&P Strategic Large-Cap Allocation Fund

Statement of Additional Information

May 12, 2015
This supplement to the Statement of Additional Information (SAI) dated August 15, 2014 for the Sirius S&P Strategic Large-Cap Allocation Fund ("Fund"), a series of the Starboard Investment Trust, updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the SAI, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to correct a typographical error in the SAI relative to the extent to which the Fund may borrow money to invest.
Statement of Additional Information
The final paragraph on Page 12 of the SAI, under the Section titled "Investment Limitations," is revised by replacing it in its entirety with the following:
The Fund is allowed to pledge, mortgage, or hypothecate assets up to the amounts allowable under the Investment Company Act of 1940, which presently allows the Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets.

Investors Should Retain This Supplement for Future Reference